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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 17, 2002

                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


                   MINNESOTA                                   95-3409686
         (State or other jurisdiction of                    (I.R.S. Employer
          incorporation of organization)                   Identification No.)


         400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS 77060
                              (Address of Principal
                         Executive Offices) (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
                 (Former name, former address and former fiscal
                      year, if changed since last report)


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Item 5. Other Events.

      At its September 17, 2002 meeting, the Board of the Directors of Cal Dive International, Inc. examined the issue of which officers of Cal Dive are "officers" as defined in Rule 16a-1(f) under the Securities Exchange Act of 1934. After giving due consideration to the matter, the Board determined that each of the following officers of Cal Dive or a subsidiary of Cal Dive is an "officer" as defined in that rule:


          NAME                                   OFFICE
       Owen Kratz                Chairman of the Board and CEO/Director

    S. James Nelson                      Vice Chairman/Director

    Martin R. Ferron                   President and COO/Director

    Gordon F. Ahalt                             Director

Bernard J. Duroc-Danner                         Director

  William L. Transier                           Director

                              Senior Vice President, Chief Financial Officer
    A. Wade Pursell                           and Treasurer

                                 Senior Vice President, General Counsel
James Lewis Connor, III                  and Corporate Secretary

                                       President - Energy Resource
   Johnny E. Edwards                        Technology, Inc.

The Board determination supersedes any prior determinations by the Board or any officer of the Company.
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                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: September 27, 2002

                                    CAL DIVE INTERNATIONAL, INC.


                                    By: /s/ S. JAMES NELSON
                                       -------------------------------------
                                          S. James Nelson
                                          Vice Chairman



                                    By: /s/ A. WADE PURSELL
                                       -------------------------------------
                                          A. Wade Pursell
                                          Senior Vice President and
                                          Chief Financial Officer